SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2004

JSCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-11951	37-1337160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	150 North Michigan Avenue Chicago, Illinois	60601
	(Address of principal executive offices)	(Zip Code)

(312) 346-6600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 7.                                                           Financial Statements and Exhibits.

(C)                                Exhibits:

99.1*                    Press Release dated January 30, 2004.

99.2*                    Reconciliation of EBITDA to GAAP Financial Measure.

Item 12.                                                    Results of Operations and Financial Condition.*

On January 30, 2004, JSCE, Inc. issued a press release reporting its earnings for the fourth quarter of 2003 and the full year ended December 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.  The Company has also disclosed its EBITDA for the full year ended December 31, 2003.  A reconciliation of EBITDA to the most directly comparable GAAP financial measure is attached hereto as Exhibit 99.2.

*  The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JSCE, INC.

Dated: February 3, 2004	By:	/s/ CRAIG A. HUNT
	Name:	Craig A. Hunt
	Title:	Vice President, Secretary and General Counsel

Exhibit Index

Exhibit No.	Description

99.1*	Press Release dated January 30, 2004.

99.2*	Reconciliation of EBITDA to GAAP Financial Measure.

*  The information furnished under Item 12 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.